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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
      Pursuant to Section 13 or 15(D) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) February 26, 1997
                                               --------------------------------

                               CITY NATIONAL CORPORATION
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                (Exact name of registrant as specified in its charter)

          Delaware                  1-10521                 95-2568550
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(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)         File Number)          Identification No.)


 400 North Roxbury Drive, Beverly Hills, California           90210
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (310) 888-6000
                                                 ------------------------------

                                         N/A
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            (Former name or former address, if changed since last report)


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         This Report is filed pursuant to Item 5 of Form 8-K to report the adoption of a stockholder rights plan by City National Corporation. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

         EXHIBITS

         1. City National Corporation Press Release dated March 3, 1997 regarding the adoption of a stockholder rights plan.

         2. Form of Letter to Stockholders announcing the adoption of a stockholder rights plan and transmitting a summary of the rights.

         3. Summary of the Rights issued pursuant to the Rights Agreement dated as of February 26, 1997 between City National Corporation and Continental Stock Transfer & Trust Company, as Rights Agent.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 1997                  CITY NATIONAL CORPORATION



                                       By:    /S/ RICHARD H. SHEEHAN, JR.
                                          -------------------------------------
                                       Name: Richard H. Sheehan, Jr.
                                       Its:  Senior Vice President
                                             & General Counsel




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                                    EXHIBIT INDEX


 Exhibit                                                          Sequentially
 Number       Description                                         Numbered Page
 ------       -----------                                         -------------

     1        City National Corporation Press Release dated             4
                 March 3, 1997 regarding the adoption
                 of a stockholder rights plan.
     2        Form of Letter to Stockholders announcing the             5
                 adoption of a stockholder rights plan and
                 transmitting a summary of the rights.
     3        Summary of the Rights issued pursuant to the Rights       6
                 Agreement dated as of February 26, 1997
                 between City National Corporation and Continental
                 Stock Transfer & Trust Company, as Rights Agent.